EXHIBIT 99.5

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.

NO. G-3

                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                             PURCHASEPRO.COM, INC.

In consideration of the sum of ten dollars ($10.00) previously paid to PURCHASEPRO.COM, INC., a Nevada corporation (the "Company"), receipt and sufficiency of which are hereby acknowledged, this certifies that, for value received, Gateway Companies, Inc. or its registered assigns ("Holder") is entitled, subject to the terms and conditions set forth below, to purchase from the Company, in whole or in part that number of fully paid and non-assessable shares of the common stock, par value $0.01 per share, of the Company (the "Warrant Shares") as set forth in Section 2 below and at a purchase price per share (the "Exercise Price") as set forth in Section 2 below. The term "Warrant" as used herein shall mean this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

1.   Term of Warrant; Purpose; Vesting.
     ---------------------------------

     (a) Subject to the terms and conditions set forth herein, this Warrant shall be exercisable in accordance with the provisions contained in Section 3 hereof until 5:00 p.m., Pacific time, May 15, 2002 (the "Exercise Period"), and shall be void thereafter.

     (b) This Warrant is issued as payment for the performance by the initial Holder under a Training and Marketing Services Agreement between the Company and initial Holder, dated September 29, 2000 ("Agreement") pursuant to which the initial Holder has agreed to perform certain Training Services and Marketing Services for the Company, as such terms are defined in the Agreement. This Warrant is referred to in the Agreement as the Marketplace Warrant.

     (c) The right to purchase Warrant Shares pursuant to this Warrant shall vest and become exercisable during the Exercise Period in accordance with the following schedule: for each eighty dollars ($80.00) in Qualified Revenue (defined below) recorded by the Company during the Exercise Period, one Warrant Share shall vest hereunder. All amounts under this Section 1(c) shall be determined reasonably by the Company in good faith, as evidenced by its periodic reports filed with the Securities and Exchange Commission from time to time during the Exercise Period on Forms 10-K and 10-Q (and any amendments thereto).

     (d) For purposes of determining the number of Warrant Shares vesting pursuant to Section 1(c), the term "Qualified Revenue" shall refer to all revenue recorded by the Company beginning October 1, 2000 and continuing through March 31, 2002, using generally accepted accounting principles, consistently applied, as revenue received by PurchasePro under the revenue sharing arrangement set forth under the heading "Transaction Fee Revenue Sharing" in Exhibit A to the e-Marketplace Professional Services Agreement dated on or about the date hereof and or pursuant to Professional Services Agreements entered into between the Company and the initial Holder in connection with Software License Agreements listed as items 6 and 7 on Exhibit A.

     (e) The vesting calculation under Section 1(c) shall be calculated each consecutive fiscal quarter of the Company, beginning with the fiscal quarter ended December 31, 2000 and ending with the fiscal quarter ended March 31, 2002. This Warrant shall become exercisable as to the Warrant Shares vesting pursuant to Section 1(c) on the last day of the fiscal quarter in which Holder has earned the vesting of all Warrant Shares subject to Section 1(c). The Company shall provide Holder with written notice within 45 days after the end of each fiscal quarter of the number of Warrant Shares vesting during such fiscal quarter under Section 1(c).


2.   Number of Shares, Exercise Price.
     --------------------------------

     (a) This Warrant shall be exercisable for up to five hundred thousand (500,000) shares of common stock of the Company vested in accordance with Section 1(c).

     (b) Warrant Shares vested pursuant to Section 1(c) shall be exercisable at any exercise price equal to $59.50 per share (the "Exercise Price"), as adjusted to reflect any stock dividend, stock split or other conversion of the number of shares of the Company into a different number of shares, however denominated.

3.   Exercise of Warrant.
     -------------------

     (a) This Warrant may be exercised by the Holder by the surrender of this Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) during the Exercise Period and: (x) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America or (y) pursuant to a net issuance election in accordance with Section 3(b) hereof. The number of Warrant Shares shall be adjusted to reflect any cash or stock dividend, stock split or other conversion of the number of shares of the Company into a different number of shares, however denominated as provided in Exhibit B attached hereto.

     (b) In lieu of exercising this Warrant pursuant to Section 3(a), the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the Net Issue Election Notice annexed hereto duly executed, at the office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

               X=Y (A-B)
                 -------
                    A

               where

               X = the number of shares to be issued to the Holder pursuant this to Section 3(b).

               Y = the number of shares of Common Stock otherwise issuable under this Warrant (as adjusted to the date of such calculation).

               A = the closing stock price of one share of the Company's common stock as reported by the Nasdaq National Market the business day immediately prior to the Exercise Date (as defined below).

               B = the Exercise Price in effect under this Warrant at the time the net issue election is made pursuant to this
                       Section 3(b).

                       This Warrant shall automatically by deemed to be exercised in full pursuant to the provisions of this
                       Section 3, without any further action on behalf of the Holder, immediately prior to the time this

                       Warrant would otherwise expire pursuant to the terms of this Warrant.

     (c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above (the "Exercise Date"), and the person entitled to receive the shares of common stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within three (3) business days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised

4.   No Impairment. The Company will not, by amendment of its Certificate of
     -------------
     Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of this Warrant. Upon the request of a Holder at any time during the period that this Warrant is outstanding, the Company will acknowledge in writing, in form reasonably satisfactory to such Holder, the continued validity of this Warrant and the Company's obligations hereunder.

5.   Payment Of Taxes.  The issuance of certificates for Warrant Shares shall be
     ----------------
     made without charge to the Holder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Holder shall be responsible for the payment of any and all taxes which may be payable in respect of any transfer involved in the issuance and delivery of any certificates for Warrant Shares in a name other than that of the then Holder as reflected upon the books of the Company.

6.   Divisibility Of Warrant. This Warrant may be divided into warrants
     -----------------------
     representing one Warrant Share or multiples thereof, upon surrender at the principal office of the Company on any business day, without charge to any Holder, except as provided below. Upon any such division, and if permitted by Section 10, the Warrants may be transferred of record to a name other than that of the Holder of record; provided, however, that the Holder shall be responsible for payment of any and all transfer taxes with respect thereto.

7.   No Fractional Shares or Scrip.  No fractional shares or scrip representing
     -----------------------------
     fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

8.   Replacement of Warrant.  On receipt of evidence reasonably satisfactory to
     ----------------------
     the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

9.   Rights of Stockholders.  The Holder of this Warrant shall not be entitled
     ----------------------
     to vote or receive dividends or be deemed the holder of common stock nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise util the Warrant shall have been exercised as provided herein.

10.  Transfer of Warrant.
     -------------------

     (a)       Warrant Register.  The Company will maintain a register (the
               ----------------
               "Warrant Register") containing the names and addresses of the Holders or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

     (b)       Warrant Agent.  The Company may, by written notice to the Holder,
               -------------
               appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 10(a) above, issuing the common stock, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

     (c)       Transferability and Non-negotiability of Warrant.  This Warrant
               ------------------------------------------------
               may not be transferred or assigned in whole or in part, without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Notwithstanding the foregoing, no investment representation letter or opinion of counsel shall be required for any transfer of this Warrant (or any portion thereof) or any shares of common stock issued upon exercise hereof (i) in compliance with Rule 144 or Rule 144A of the Act, or (ii) by gift, will or intestate succession by the Holder to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing, provided that in each of the foregoing cases the transferee agrees in writing to be subject to the terms of this
               Section 10(c). In addition, if the holder of the Warrant (or any portion thereof) or any common stock issued upon exercise hereof delivers to the Company an unqualified opinion of counsel that no subsequent transfer of such Warrant or common stock shall require registration under the Act, the Company shall, upon such contemplated transfer, promptly deliver new documents/certificates for such Warrant or common stock that do not bear the legend set forth in Section 10(e)(ii) below. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

     (d)       Exchange of Warrant Upon a Transfer.  On surrender of this
               -----------------------------------
               Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 10, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

     (e)       Compliance with Securities Laws.
               -------------------------------

               (i) The initial Holder of this Warrant represents and warrants to the Company that it is an accredited investor under the Act. The initial Holder represents and warrants to the Company that it has all of the information necessary for it to evaluate an investment in the Company's securities.

               (ii) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of common stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of common stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws.

               (iii) This Warrant and all shares of common stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

                        "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES AND ANY SECURITIES OR SHARES ISSUED HEREUNDER MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT. COPIES OF THE AGREEMENT, COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER OR SALE MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD HEREOF TO THE SECRETARY OF THE COMPANY AT ITS PRINCIPAL EXEUCTIVE OFFICES."

               (iv) The Company agrees to remove promptly, upon the request of the holder of this Warrant and Securities issuable upon exercise of the Warrant, the legend set forth in
                        Section 10(e)(iii) above from the documents/certificates for such securities upon full compliance with this Agreement Rules 144 and 145 or upon resale in accordance with an effective registration statement.

11.  Reservation and Listing of Shares.  All Warrant Shares which are issued
     ---------------------------------
     upon the exercise of the rights represented by this Warrant shall, upon issuance and payment of the Exercise Price, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof other than taxes in respect of any transfer occurring contemporaneously with such issuance. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available free from preemptive rights, a sufficient number of shares of Warrant Shares to provide for the exercise of this Warrant, and shall at its expense procure such listing thereof (subject to official notice of issuance) as then may be required on all stock exchanges on which the Common Stock is then listed, if any. The Company from time to time shall take all such action as may be required to assure that the par value per share of the Warrant Shares is equal to or less than the Exercise Price. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of common stock upon the exercise of this Warrant.

12.  Registration Rights; Company Registration.
     -----------------------------------------

     (a) If the Company shall determine to register any of its securities for its own account, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

            (i)    promptly give to Holder written notice thereof; and

            (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 12(b) below, and in any underwriting involved therein, all or any part (in minimum increments of 100,000 Shares) of the Warrant Shares specified in a written request or requests, made by Holder and received by the Company within twenty (20) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of Holder's Warrant Shares.

     (b)    Underwriting.  If the registration of which the Company gives notice
            ------------
            is for a registered public offering involving an underwriting, the Company shall so advise Holder as a part of the written notice given pursuant to Section 12(a)(i). In such event, the right of Holder to registration pursuant to this Section 12 shall be conditioned upon Holder's participation in such underwriting and the inclusion of Holder's Warrant Shares in the underwriting to the extent provided herein. A Holder proposing to distribute its securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Warrant Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

            Notwithstanding any other provision of this Section 12, if the representative of the underwriters advises the Company, in good faith, in writing, that marketing factors require a limitation on the number of shares to be underwritten, (i) the representative may (subject to the limitations set forth below) exclude all Warrant Shares from, or limit the number of Warrant Shares to be included in the registration and underwriting, or (ii) the Company may limit, to the extent so advised by the underwriters, the amount of securities to be included in the registration by the Company's stockholders (including the Holder), to be apportioned pro rata among the holders of registrable securities, including Warrant Shares, according to the total amount of securities entitled to be included therein owned by each holder of registrable securities, including Warrant Shares, and subject in all respects to the rights of holders of registrable securities other than Holder affecting the ability of such representative or the Company, as applicable, to limit the number of registrable securities of such holder or holders to be included in such registration and underwriting.

            If registrable securities are withdrawn from the registration as a result of the holder failing to agree to the terms of any such underwriting and the number of registrable securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include registrable securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, apportioned pro rata among the holders of registrable securities, including Warrant Shares, according to the total amount of securities entitled to be included therein owned by each holder of registrable securities, including Warrant Shares, and subject in all respects to the rights of holders of registrable securities other than Holder affecting the ability of such representative or the Company, as applicable, to limit the number of registrable securities of such holder or holders to be included in such registration and underwriting.

13.  Registration on Form S-3.
     ------------------------

     (a) Provided the Company is qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of
            Section 12, Holder shall have the right to request one or more registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Warrant Shares to be disposed of and the intended methods of disposition of such shares by Holder), provided, however, that the Company shall not be obligated to effect any such registration if (i) Holder proposes to sell Warrant Shares on Form S-3 at an aggregate price to the public of less than $500,000, or (ii) in the event the Company shall furnish the certification described in paragraph 13(d)(ii) (but subject to the limitations set forth therein), or (iii) the Company has, within the six (6) month period preceding the date of such request already effected on registration on Form S-3 for Holder pursuant to this
            Section 13.

     (b) If a request complying with the requirements of Section 13(a) hereof is delivered to the Company, the provisions of Section 12(a)(i) and
            (ii) and Section 13(c) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 12(b) hereof shall apply to such registration.

     (c) The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 13:

            (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act;

            (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective.

     (d) Subject to the limitations set forth in this Section 13, the Company shall file a registration statement covering the Warrant Shares so requested to be registered as soon as practicable after receipt of the request of Holder; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to Holder a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided that (except as provided in clause (c) above) the Company may not defer the filing for a period of more than one hundred eighty (180) days after receipt of the request of Holder, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve (12) month period.

14.  Expenses of Registration.  All Registration Expenses (as defined herein)
     ------------------------
     incurred in connection with any registration, qualification or compliance pursuant to Sections 12 and 13 hereof and reasonable fees of one counsel for Holder shall be borne by the Company. All Selling Expenses (as defined herein) relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf. "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Warrant, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, fees and disbursements of one special counsel for the selling stockholders, blue sky fees and expenses, accounting fees and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and fees and disbursements of additional counsel for the stockholders. Registration Expenses do not include the compensation of regular employees of the Company, which shall be paid in any event by the Company. "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Warrant Shares and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

15.  Amendments.  This Warrant and any term hereof may be changed, waived,
     ----------
     discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

16.  Miscellaneous.
     -------------

     (a) This Warrant shall be governed by the laws of the State of Nevada as applied to agreements entered into in the State of Nevada by and among residents of the State of Nevada.

     (b) In the event of a dispute with regard to the interpretation of this Warrant, the prevailing party may collect the cost of attorney's fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party's rights hereunder.

     (c) The rights to cause the Company to register securities granted to a Holder by the Company under Sections 13 and 14 may be transferred or assigned by Holder only to a transferee or assignee of not less than 100,000 Warrant Shares, provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes the obligations of such Holder under this Warrant.

     (d) This Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Warrant shall fall on a Saturday, Sunday or United States federally recognized holiday, this expiration date for this Warrant shall be extended to 5:00 p.m. Pacific standard time on the business day following such Saturday, Sunday or recognized holiday.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:  September 29, 2000.

                              COMPANY:

                              PURCHASEPRO.COM, INC., a Nevada
                              corporation


                              By:   _________________________
                                    Christopher P. Carton
                                    President

                              INITIAL HOLDER:

                              GATEWAY COMPANIES, INC., a
                              Delaware corporation

                              By:    ________________________
                              Name:  ________________________
                              Title: ________________________

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                                   EXHIBIT A
                                   ---------

                            Marketplace Agreements

Domestic Marketplace Products and Services:

1.   Marketplace Software License Agreement, dated September 29, 2000
2.   Marketplace Software Maintenance Agreement, dated September 29, 2000
3.   Marketplace Hosting Agreement, dated September 29, 2000
4.   Marketplace Professional Services Agreement, dated September 29, 2000
5. Marketplace Project Management and Training Services Agreement, dated September 29, 2000

International Marketplace Products

6. International Marketplace Software License Agreement, dated September 29, 2000, for the territory of the Asia/Pacific Region
7. International Marketplace Software License Agreement, dated September 29, 2000, for the territory of Europe, the Middle East and Africa

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                                   EXHIBIT B

                                  ADJUSTMENTS

The Exercise Price at which Warrant Shares may be purchased and the number of Warrant Shares to be purchased upon exercise of this Warrant are subject to change or adjustment as follows:

     (a) General. If the Company (i) pays a dividend in shares of Common Stock or makes a distribution in shares of Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issues by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company that the Holder would have owned or have been entitled to receive after the happening of any of the events described above, had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Exhibit B shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     (b) Adjustment For Capital Reorganization. If at any time there shall be a capital reorganization of the Company or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets, then, as part of such reorganization, merger, consolidation, or sale, lawful provision shall be made so that the Holder of this Warrant shall thereafter be entitled to receive on exercise of this Warrant during the period specified in this Warrant and on payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation, to which a holder of the Common Stock deliverable on exercise of this Warrant would have been entitled on such capital reorganization, merger, consolidation, or sale if this Warrant had been exercised immediately before that capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder of this Warrant after the reorganization, merger, consolidation, or sale to the end that the provisions of this Warrant (including adjustment of the number of shares purchasable on exercise of this Warrant) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other securities or property deliverable after that event on exercise of this Warrant. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this paragraph (b), this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all

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          of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in
          Section 7.

     (c) Certificate Of Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Exhibit B, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any Holder, furnish or cause to be furnished to such Holder, a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

     (d) Notices Of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend that is the same as cash dividends paid in previous quarters) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then and in each such event the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, and (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of any class of securities shall be entitled to exchange their shares of securities for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, dissolution, liquidation or winding-up. Such notice shall be mailed to the Holder at the same time it is sent to stockholders.

     (e) Announced Stock Split. The Warrant will be deemed to be issued prior to the 2-for-1 stock split announced by the Company prior to the date hereof. As a result, after taking into account such stock split, an aggregate of 1,000,000 Warrant Shares shall be exerciseable pursuant to this Warrant and the Exercise Price shall be 50% of the amount set forth in Section 2(b).

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